Offerings	Jun. 23, 2026 USD ($)
Offering: 1
Offering:
Fee Previously Paid	false
Rule 0-11	true
Transaction Valuation	$ 0.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 0.00
Offering Note	No additional fees are due for this filing.
Offering: 2
Offering:
Fee Previously Paid	true
Rule 0-11	true
Transaction Valuation	$ 5,487,735.00
Amount of Registration Fee	$ 757.86
Offering Note	Calculated as the aggregate maximum value of Shares being purchased. The fee of $757.86 was paid in connection with the filing of the Schedule TO-I by Felicitas Private Markets Fund (File No. 005-94451) on February 19, 2026 (the "Schedule TO"). This is the final amendment to the Schedule TO and is being filed to report the results of the offer.